                                                     SERVICING CERTIFICATE                                                    PAGE 5
   ---------------------------------------------------------------------------------------------------------------------------------

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A           Current Collection Period:  01-May-97 to 31-May-97
                                                                                 P & S Agreement Date:                    01-Mar-97


   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                               Current
                                                                                                                        ------------
   Class A Certificates, Series 1997A     LIBOR + 0.25%            5.93750%      Original Closing Date: 3/26/97           16-May-97
   Class B Certificates, Series 1997A     LIBOR + 1.25%            6.93750%      Distribution Date:                       15-Jun-97
                                                                                 Days in Accrual Period                          31
                                                                                                                          15-May-97
                                                                                                                          14-Jun-97

                          Weighted Avg Mtg Rate (WAC)              7.55731%         REVISED 6/11/97
   LIBOR 5.68750%         Weighted Avg Net Mtg Rate (Alt. Rate)    7.18322%
   ---------------------------------------------------------------------------------------------------------------------------------

 1       Beginning Pool Principal Balance                                                                            321,602,831.42
 2       Beginning Pool Balance Factor                                                                                    97.793288%
   ---------------------------------------------------------------------------------------------------------------------------------

 3       Beginning Class A Principal Balance                                                                         317,417,458.12
 4       Beginning Class B Principal Balance                                                                           4,111,473.00
   ---------------------------------------------------------------------------------------------------------------------------------

 5       Aggregate of all Monthly Principal Payments                                                   (P&S 5.08i)             0.00
 6       Aggregate of all Principal Prepayments Received                                               (P&S 5.08i)     4,593,805.73
 7       Aggregate of any Net Liquidation Proceeds Received                                          (P&S 5.08iii)             0.00
 8       Aggregate of any Insurance Proceeds Received                                                 (P&S 5.08iv)             0.00
 9       Aggregate of any Awards or Settlements From Condemnation Proceedings                          (P&S 5.08v)     7,345,100.00
10       Aggregate of any Proceeds From Repurchased Mortgage Loans                                    (P&S 5.08vi)             0.00
11       Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                          (P&S 5.08vii)             0.00
12       Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                     (P&S 5.08viii)             0.00
13       Current Principal Advances                                                                                            0.00
14       Current Servicer Principal Reimbursements                                                                             0.00
15       Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13+14)                                        11,905,905.16
16       Unrecovered Principal Amounts (Liquidation Loss)                                                                      0.00
17       Aggregate of all Interest Payments Received                                                  (P&S 5.08ii)     1,818,051.58
17a      Prefunding Account Interest Earned                                                            (P&S 5.14b)             0.00
17b      Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 11
           days (1st dist only)                                                                        (P&S 6.01a)             0.00
18       Current Servicing Fee                                                                        (P&S 5.08ii)        54,100.17
19       Monthly Interest Advance (Recovery) based on Delinquent Accounts                            (P&S 6.02vii)       219,342.97
19 i.    Current Servicer Interest Advance (Recovery)                                                                    219,342.97
20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                             0.00
21       Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                         11,938,905.15
22       Total Interest Available For Distribution (17+17a+17b-18+19i)                                                 1,783,294.36
23       Total Funds Available For Distribution (15+22)                                                               13,722,109.51

         ---------------------------------------------------------------------------------------------------------------------------
24       Formula Principal Distribution Amount (Lines 20 + 21)                                                        11,938,905.15
         ---------------------------------------------------------------------------------------------------------------------------
                                                                                      WATERFALL
25 i.    Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                             (P&S 6.02i)            98.72%
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount
           (Line 20)                                                                                                           0.00
   iii.  Class A Prepayment Percentage                                                                                       100.00%
   iv.   Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                        11,539,905.15
   v.    Class A Total Distribution Allocable to Principal                                2                           11,539,905.15
   vi.   Class A Recovered Principal Amount                                                                                    0.00
   vii   Class A Unrecovered Principal Amount                                             7                                    0.00

26 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)          1           (P&S 6.02ii)     1,623,102.00
   ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                               (P&S 6.02ii)     1,623,183.00
   iii.  Class A Current Interest  (pass-through rate x A's upb)                                      (P&S 6.02ii)     1,623,183.00
   iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                              (P&S 6.02iii)             0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                              (P&S 6.02iii)             0.00
   vi.   Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0:
           min of 26i. and 26iv.)                                                                    (P&S 6.02iii)             0.00
   viii. Class A Interest Shortfall (26ii. - 26i.)                                                   (P&S 6.02iii)             0.00
   ---------------------------------------------------------------------------------------------------------------------------------

27 i     Current Certificate Insurance Premium                                            3                               31,488.33
   ii.   Reimbursement Amount                                                             4           (P&S 6.02vi)             0.00
   iii.  Redirection of Certificate Insurance                                                                                  0.00
   iv.   Total Amount to Certificate Insurer                                                                              31,488.33
   ---------------------------------------------------------------------------------------------------------------------------------

28 i     Subordinated Percentage                                                                       (P&S 6.02i)             1.26%
   ii    Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                              0.00
   iii.  Subordinated Prepayment Percentage                                                                                    0.00%
   iv.   Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                                 0.00
   v.    Class B Total Distribution Allocable to Principal                                8                                    0.00
   vi.   Class B Recovered Loss Amount                                                    9                                    0.00
   vii   Class B Unrecovered Loss Amount                                                                                       0.00

29 i     Class B Total Distribution Allocable to Interest                                 6           (P&S 6.02ii)        24,561.77
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                              (P&S 6.02ii)        24,561.77
   iii.  Class B Current Interest (pass-through rate x B's upb)                                      (P&S 6.02iii)        24,561.77
   iv.   Class B Unpaid Interest Shortfall  (Class B's interest s/f from
           preceding distribution date)                                                              (P&S 6.02iii)             0.00

   v.    Class B Unpaid Interest Shortfall  (Class B's interest s/f from
           preceding distribution date)                                                                                        0.00
   vi.   Class B Unpaid Interest Shortfall included in 26i.  (when 29iii. > 0:
           min of 29i. and 29iv.)                                                                                              0.00
   viii. Class B Interest Shortfall  (29ii. - 29i.)                                                                            0.00
   ---------------------------------------------------------------------------------------------------------------------------------

30 i.    Cumulative Master Servicer Advanced Interest                                                  (P&S 6.02v)       731,953.04
   ii.   Cumulative Master Servicer Advanced Principal                                                                         0.00
   ---------------------------------------------------------------------------------------------------------------------------------

31 i.    Beginning Reserve Fund Balance                                                                 (P&S 6.06)       250,000.00
   ii.   Current Reserve Fund Deposit                                                     5                                    0.00
   iii   Current Reserve Fund Advances                                                                                         0.00
   iv.   Ending Reserve Fund Balance (required amount = $250,000)                                                        250,000.00
   ---------------------------------------------------------------------------------------------------------------------------------

32 i.    Available Excess Interest                                                                                       104,061.20
   ii.   Distribution Account Shortfall                                                              (P&S 6.02xvi)             0.00
   iii   Class R Distribution Amount For Such Distribution Date                          10                              104,061.20
   ---------------------------------------------------------------------------------------------------------------------------------

33 i.    Ending Pool Principal Balance                                                               (P&S 6.02vii)   509,644,028.27
   ii.   Ending Pool Balance Factor                                                                                       94.102870%
   ---------------------------------------------------------------------------------------------------------------------------------

34       Ending Class A Principal Balance                                                                            305,532,953.27
35       Ending Class B Principal Balance                                                                              4,111,473.00
   =================================================================================================================================

                                                    STATEMENT TO CERTIFICATEHOLDERS                                           PAGE 6
   ---------------------------------------------------------------------------------------------------------------------------------
   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A           Current Collection Period:  01-May-97 to 31-May-97

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                      LIBOR = 5.6875%
   Class A Certificates, Series 1997A     LIBOR + 0.25%            5.93750%      Original Closing Date:                   16-May-97
   Class B Certificates, Series 1997A     LIBOR + 1.25%            6.93750%      Distribution Date:                       15-Jun-97

                         Weighted Avg Net Mtg Rate (Alt. Rate)     7.18322%      REVISED 6/11/97
        ----------------------------------------------------------------------------------------------------------------------------

 1 i.   Class A Total Distribution Allocable to Principal                                                                 35.765883
   ii.  Class A Percentage x Scheduled Formula Principal Distribution Amount
          (Line 20)                                                                                                        0.000000
   iii. Class A Prepayment Percentage x Unscheduled Formula Principal
          Distribution Amount                                                                                             38.765883
   iv   Class A Recovered Principal Amount                                                                                 0.000000
   v    Class A Unrecovered Principal Amount                                                                               0.000000

 2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                            4.998583
   ii.  Class A Unpaid Interest Shortfall (Class A's interest s/f from
          preceding distribution date)                                                                                     4.998583
   iii. Class A Unpaid Interest Shortfall included in 26i. (when 26iii. > 0:
          min of 26i. and 26iv.)                                                                                           0.000000
   iv   Class A Unpaid Interest Shortfall (Class A's interest s/f from
          preceding distribution date)                                                                                     0.000000

        ----------------------------------------------------------------------------------------------------------------------------

 3 i.   Class B Total Distribution Allocable to Principal                                                                  0.000000
   ii.  Subordinated Percentage of Scheduled Formula Principal Distribution
          Amount                                                                                                           0.000000
   iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
          Distribution Amount                                                                                              0.000000
   iv   Class B Recovered Loss Amount                                                                                      0.000000
   v    Class B Unrecovered Loss Amount                                                                                    0.000000

 4 i.   Class B Total Distribution Allocable to Interest                                                                   5.973959
   ii.  Class B Interest Formula Distribution Amount (29iii. + 29iv.)                                                      5.973959
   iii. Class B Current Interest (pass-through rate x B's upb)                                                             5.973959
   iv   Class B Unpaid Interest Shortfall (Class B's interest s/f from
          preceding distribution date)                                                                                     0.000000
        ----------------------------------------------------------------------------------------------------------------------------

 5      Ending Pool Principal Balance                                                                                300,644,025.27
 6      Ending Pool Balance Factor                                                                                        94.162670%

 7      Ending Class A Principal Balance                                                                             305,532,553.27
 8      Ending Class B Principal Balance                                                                               4,111,473.00
        ----------------------------------------------------------------------------------------------------------------------------

 9 i.   Current Master Servicer Advanced (Recovered) Interest                                                            218,342.97
   ii.  Current Master Servicer Advanced (Recovered) Principal                                                                 0.00
   iii. Current Trustee Advanced Interest                                                                                      0.00
   iv   Current Trustee Advanced Principal                                                                                     0.00
   v    Additional Servicing Compensation                                                             (P&S 6.02ix)             0.00
   vi   Amount of Servicing Advances Paid by Master Servicer                                           (P&S 6.02x)             0.00
   vii  Formula Principal Amount & Unrecovered Principal Amounts                                      (P&S 6.02iv)             0.00
   viii Amount of Delinquencies of Mortgage Loans                                                                         34,033.75
   ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JUN-97                                                            0.00000%
   x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JUN-97                                                            0.00000%
        ----------------------------------------------------------------------------------------------------------------------------

10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                        20
   ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                        5,550,957.62
11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                         0
   ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                                0.00
12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                       0
   ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                              0.00
13 i    Number of Mortgage Loans in Foreclosure                                                                                   0
   ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                          0.00

14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                              0.00
15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                             (P&S 6.02xiii)             0.00
        ============================================================================================================================